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                                                                 (COLUMBIA LOGO)

                  PROSPECTUS SUPPLEMENT -- DATED JULY 27, 2010*

FUND NAME (DATE)                                                            PROSPECTUS FORM #
Threadneedle Asia Pacific Fund (Dec. 30, 2009)                                 S-6532-99 C


The following change will be effective on or about Sept. 27, 2010 (the "Effective Date"):

On the Effective Date, the FUND NAME will be changed as follows:

OLD NAME                  NEW NAME
--------                  --------
Threadneedle Asia
  Pacific Fund            Columbia Asia Pacific ex-Japan Fund


On the Effective Date, the first paragraph of the Principal Investment Strategies in the Fund's prospectus is superseded and replaced with the following:

Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy. The Fund will invest in companies of any market capitalization. A company is considered to be "located" in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

The rest of this section remains the same.

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S-6532-1 A (7/10)
*Valid until next prospectus update.